UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 2, 2025

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

201 E. Main Street, Suite 300
El Paso, Texas 79901
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer; Resignation of Director; Appointments of Interim Chief Executive Officer and Interim Chief Financial Officer

On May 2, 2025, Noel Geoffroy departed from Helen of Troy Limited (the “Company”) as Chief Executive Officer. In connection with her departure, Ms. Geoffroy also resigned as a director of the Company, effective May 2, 2025. Pursuant to the terms of her Employment Agreement dated April 25, 2023 with the Company and certain of its subsidiaries, in connection with Ms. Geoffroy’s departure, the Company expects to provide Ms. Geoffroy with the payments required to be made to her under the Employment Agreement upon a termination without cause subject to Ms. Geoffroy executing and delivering a non-revocable release of claims against the Company.

On May 2, 2025, the Board of Directors appointed Brian Grass, Chief Financial Officer, as the Company’s interim Chief Executive Officer (“interim CEO”). Additionally, on May 2, 2025, the Board of Directors appointed Tracy Scheuerman as the Company’s interim Chief Financial Officer (“interim CFO”).

The Board of Directors has engaged a leading executive search firm to assist with the process to identify a permanent Chief Executive Officer. Mr. Grass is expected to serve as the interim CEO until a permanent Chief Executive Officer is appointed.

Prior to his appointment as interim CEO, Mr. Grass, age 55, has served as Chief Financial Officer since September 23, 2023. He joined the Company in 2006 and previously served as Chief Financial Officer from 2014 until his retirement in 2021. Mr. Grass rejoined the Company in March 2023 to serve as Senior Vice President, Assistant Chief Financial Officer and began to serve as interim Chief Financial Officer on April 28, 2023. Prior to his appointment as the Chief Financial Officer in 2014, he served as the Company’s Assistant Chief Financial Officer. Prior to joining the Company, Mr. Grass spent seven years in public accounting at KPMG LLP and six years in various financial leadership roles at Tenet Healthcare Corporation, a healthcare services company.

Ms. Scheuerman, age 53, joined the Company in March 2004 through its acquisition of OXO International (“OXO”), where she served as Controller for three years prior to the acquisition. OXO comprised the former Housewares segment of the Company before it was renamed Home & Outdoor in 2023. Ms. Scheuerman continued to serve as Controller of OXO until her promotion in 2008 to Vice President, Finance & Supply Chain of the Housewares segment. In 2015, Ms. Scheuerman was appointed Senior Vice President, Finance & Operations of the Housewares segment and served until her retirement in 2024. In this role, she has led the financial and operational management of the OXO, Hydro Flask, and Osprey brands. After her retirement, she worked as a consultant with the Company until her appointment as interim CFO. Prior to joining OXO, Ms. Scheuerman spent two years in public accounting with KPMG LLP and six years in internal audit and finance roles at Borden Inc., a global producer of foods, non-food consumer products, and packaging and industrial products.

There are no family relationships, as defined in Item 401 of Regulation S-K, between either Mr. Grass or Ms. Scheuerman and any of the Company’s directors, executive officers or persons nominated or chosen to become a director or executive officer. Mr. Grass has not engaged in any transactions with the Company that would be reportable under Item 404(a) of Regulation S-K. Additionally, Ms. Scheuerman has not engaged in any transactions with the Company that would be reportable under Item 404(a) of Regulation S-K other than she served as a consultant to the Company providing financial support services from her retirement in 2024 until her appointment as interim CFO. She earned $276,600 for these consulting services. Ms. Geoffroy’s departure is not a result of any disagreement with the Company or the Board of Directors, or any matter relating to the Company’s operations, policies, or practices.

Compensation Arrangement with Mr. Grass

In connection with his appointment as interim CEO, the Compensation Committee of the Board of Directors approved the following compensation:
•Annualized base salary of $1,000,000 will begin on May 2, 2025 and remain in effect for the longer of: (1) his assignment as interim CEO, which assignment is at the sole discretion of the Board of Directors; or (2) six months;
•For fiscal year 2026, eligibility to receive an annual performance bonus payable in cash at a target equal to 125% of his base salary based on his actual base salary earned during the fiscal year, subject to the terms of the Helen of Troy Limited Annual Incentive Plan;
•Eligibility to receive long-term incentive awards under the Company’s 2018 Stock Plan at a target of $3,800,000 that will be a combination of (1) restricted stock awards based on performance goals and a three-year performance period (50% of total award) with a maximum payout of 200% of target and (2) time-vested restricted stock awards that will vest equally over a three-year period (50% of total award); and
•A one-time long-term incentive award grant under the Company's 2018 Stock Incentive Plan of $1,000,000 (with the number of shares to be determined based on the fair market value of the Company’s common shares as of the date he was appointed interim CEO), consisting of restricted stock that will vest on the twelve month anniversary of the date of grant.

In connection with his appointment as interim CEO, the Compensation Committee also approved an Amended and Restated Severance Agreement (“Severance Agreement”), which amends and restates Mr. Grass’s Severance Agreement dated September 25, 2023, to allow for the following:
•Continued and full vesting (instead of pro rata vesting) of his Eligible RSAs (as defined in the Severance Agreement), if Mr. Grass, by written notice to the Company, voluntarily terminates his employment with the Company pursuant to a Retirement Termination of Employment (as defined in the Severance Agreement); and
•Continued and full vesting (instead of pro rata vesting) of his Eligible RSAs, if Mr. Grass's employment is terminated by Mr. Grass for Good Reason (other than due to Retirement Termination of Employment) or by the Company other than for Cause, death, disability or Retirement Termination of Employment (as those terms are defined in the Severance Agreement).

Mr. Grass will also continue to be eligible to participate in welfare and benefit plans and programs generally available to all full-time associates of the Company.

The foregoing description of the Severance Agreement is a summary and is qualified in its entirety by reference to the text of the Severance Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Compensation Arrangement with Ms. Scheuerman

Ms. Scheuerman will serve as interim CFO until November 2, 2025 (“Interim CFO Term”), unless extended by mutual agreement of the Company and Ms. Scheuerman. In connection with Ms. Scheuerman’s appointment as interim CFO, the Compensation Committee of the Board of Directors approved the following:
•Base salary totaling $287,500 for the Interim CFO Term;

•For fiscal year 2026, eligibility to receive an annual performance bonus payable in cash at a target equal to 90% of her base salary based on her actual base salary earned during the fiscal year, subject to the terms of the Helen of Troy Limited Annual Incentive Plan;
•A one-time sign-on long-term incentive award grant under the Company's 2018 Stock Incentive Plan of $650,000 (with the number of shares to be determined based on the fair market value of the Company’s common shares as of the date she was appointed interim Chief Financial Officer), consisting of restricted stock units that will vest at the end of the Interim CFO Term;
•If Ms. Scheuerman’s employment is terminated by the Company without cause at any time during the Interim CFO Term, she will be entitled to receive (1) the unpaid portion of the base salary through the Interim CFO Term, (2) continued vesting of the time-vested restricted stock unit award and (3) an amount equal to the annual incentive payable under the Annual Incentive Plan for fiscal year 2026 based upon actual performance of the Company at the end of that fiscal year and payable at the same time that such payment would be made during her regular employment with the Company; and
•If, prior to the end of the Interim CFO Term, Ms. Scheuerman’s employment is voluntarily terminated by her or by the Company for cause, Ms. Scheuerman (1) will forfeit her annual incentive opportunity under the Annual Incentive Plan and her restricted stock unit award and (2) will not be entitled to any further compensation except any portion of her unpaid salary earned by her up to and including the effective date of termination.

Ms. Scheuerman will also be eligible to participate in welfare and benefit plans and programs generally available to all full-time associates of the Company. Additionally, the Company and Ms. Scheuerman have entered into an indemnification agreement in substantially the same form as the indemnification agreement it has entered into with the Company’s other executive officers.

Item 7.01    Regulation FD Disclosure.

On May 2, 2025, the Company issued a press release announcing the matters described in this Current Report on Form 8-K. The press release announcing these matters is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this Current Report on Form 8-K, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, including cost reduction measures, earnings per share results, and statements expressing general expectations about future operating results, are forward-looking statements and are based upon its current expectations and various assumptions. The Company currently believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks, many of which are beyond our control, that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2025, and in the Company’s other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company’s ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company’s central global Enterprise Resource Planning systems and other peripheral information systems, the Company’s ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company’s gross profit and operating results, the Company’s dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company’s dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers or diversify production to other regions or source the same product in multiple regions or implement potential tariff mitigation plans, the Company’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company’s dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company’s reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, including Olive & June, divestitures and global restructuring plans, including Project Pegasus, the risks of significant tariffs or other restrictions continuing to be placed on imports from China, Mexico or Vietnam, including by the new U.S. presidential administration which has promoted and implemented plans to raise tariffs and pursue other trade policies intended to restrict imports, or any retaliatory trade measures taken by China, Mexico or Vietnam, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other sustainability matters, the risks associated with significant changes in or the Company’s compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the Company’s dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union’s review of harmful tax competition and additional focus on compliance with economic substance requirements by Bermuda and Barbados, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant additional impairment of the Company’s goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to the Company’s liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Amended and Restated Severance Agreement dated May 2, 2025 between Helen of Troy Nevada Corporation and Brian Grass
99.1	Press Release dated May 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: May 6, 2025	/s/ Tessa N. Judge
Tessa N. Judge
Chief Legal Officer
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